SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported): November 24, 2004

                       Exact name of registrants
                    as specified in their charters,
   Commission     address of principal executive offices      IRS Employer
  File Number       and registrants' telephone number     Identification Number
---------------   --------------------------------------  ---------------------
---------------   --------------------------------------  ---------------------
    1-14465                      IDACORP, Inc.                  82-0505802
     1-3198                  Idaho Power Company                82-0130980
                            1221 W. Idaho Street
                            Boise, ID 83702-5627
                              (208) 388-2200

               State or Other Jurisdiction of Incorporation: Idaho

                                      None
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
          Former name or former address, if changed since last report.

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
(17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule
14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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                                  IDACORP, Inc.
                               IDAHO POWER COMPANY
                                    Form 8-K

ITEM 1.01         ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On November 24, 2004, IDACORP, Inc. entered into an Employment Agreement with Luci K. McDonald, the newly appointed Vice President of Human Resources of IDACORP and Idaho Power Company. Ms. McDonald's employment will commence on December 6, 2004 and continue through December 6, 2007 unless terminated earlier pursuant to the provisions of the agreement. After that, Ms. McDonald will be an "at will" employee. The agreement provides for an annual base salary of $150,000. Effective January 1, 2006, Ms. McDonald will be entitled to annual salary increases based upon then-current executive compensation programs as approved by the Compensation Committee of the Board of Directors. The agreement provides for annual incentive compensation, with the target percentage for 2004 set at 30% of base salary, with a potential maximum of 60%, prorated for the time worked in 2004. Effective January 1, 2005, Ms. McDonald will be entitled to participate in the Long-Term Incentive and Compensation Plan at a level to be determined by the Compensation Committee. The agreement also provides for flexible time off ("FTO") benefits equal to four weeks annually, retirement benefits and other benefits similar to those provided to other executives.

If IDACORP terminates Ms. McDonald's employment without cause, starting with the month in which the date of termination occurred and ending on December 6, 2007, IDACORP will continue to pay the annual base salary at the same level that was being paid on the date of termination, annual incentive compensation equal to the highest earned by Ms. McDonald during any year of employment preceding the date of termination, and any accrued but unpaid FTO.

If Ms. McDonald dies or becomes disabled during the term of the agreement, Ms. McDonald (or, in the case of her death, Ms. McDonald's estate) will receive any portion of the annual base salary, earned through date of termination, that has not yet been paid, the pro rata portion of annual incentive compensation for the year that would otherwise vest or become payable and any accrued but unpaid FTO. Awards issued under the Restricted Stock Plan or the Long-Term Incentive and Compensation Plan will vest, if at all, in accordance with the provisions of the plans and the award agreements.

If IDACORP terminates Ms. McDonald's employment with cause or if Ms. McDonald voluntarily terminates employment during the term of the agreement, IDACORP will pay Ms. McDonald that portion of her annual base salary earned through the date of termination to the extent not yet paid.

Upon a change of control of the Company, Ms. McDonald will be entitled to the benefits described in the change of control agreement attached to the employment agreement.

The agreement contains a non-competition provision in which Ms. McDonald promises not to engage directly or indirectly in any business or enterprise which is in competition with IDACORP or its affiliates during, and for 12 months after, her employment. In addition, Ms.

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McDonald agrees not to disclose certain confidential information relating to the company except with IDACORP's prior written consent or as otherwise required by law or legal process.

ITEM 8.01         OTHER EVENTS

Standard & Poor's Lowers Ratings of IDACORP and IPC
---------------------------------------------------

On November 29, 2004, Standard & Poor's Ratings Services (Standard & Poor's) announced that it has lowered the corporate credit ratings and long-term ratings of IDACORP, Inc. (IDACORP) and Idaho Power Company (IPC). The companies' commercial paper rating was affirmed at A-2. These downgrades are expected to increase the cost of new debt and other issued securities going forward.

Standard & Poor's stated that its decision reflects weakened financial ratios that have resulted from a combination of 1) sustained drought conditions on the Snake River that have depressed IPC's hydro production and increased deferred power costs; 2) a disappointing general rate case ruling by the Idaho Public Utilities Commission (IPUC) partly mitigated by the approval of a settlement agreement on September 29, 2004, which granted IPC's position on income tax issues; and 3) more than $600 million of expected capital requirements by IPC. Standard & Poor's stated that these pressures resulted in a financial profile that is weak even for the current 'BBB+' corporate credit rating. Further, Standard & Poor's stated that two key issues that would determine future ratings movement were water flows in the Snake River and future rate case rulings by the IPUC.


The following outlines the former and current Standard & Poor's ratings of IPC's and IDACORP's securities:

---------------------------- ---------------------------- --------------------
                                         IPC                      IDACORP
---------------------------- ---------------------------- --------------------
                                Former        Current       Former     Current
---------------------------- -------------- ------------- ------------ -------
Corporate Credit Rating           A-            BBB+          A-        BBB+
---------------------------- -------------- ------------- ------------ -------
Senior Secured Debt                A             A-          None       None
---------------------------- -------------- ------------- ------------ -------
Senior Unsecured Debt            BBB+           BBB          BBB+       BBB
---------------------------- -------------- ------------- ------------ -------
Preferred Stock                   BBB           BBB-         None       None
---------------------------- -------------- ------------- ------------ -------
Trust Preferred Stock            None           None          BBB       BBB-
---------------------------- -------------- ------------- ------------ -------
Short-Term Tax-Exempt Debt     BBB+/A-2       BBB/A-2        None       None
---------------------------- -------------- ------------- ------------ -------
Commercial Paper                  A-2           A-2           A-2       A-2
---------------------------- -------------- ------------- ------------ -------
Rating Outlook                 Negative        Stable      Negative    Stable
---------------------------- -------------- ------------- ------------ -------


The following outlines the current Standard & Poor's, Moody's Investors Service (Moody's) and Fitch Inc. (Fitch) ratings of IPC's and IDACORP's securities, with the ratings currently under review by Moody's and Fitch marked with an asterisk:

----------------- ---------------   ---------------  ---------------------
                     Standard
                    and Poor's          Moody's              Fitch
----------------- ---------------   ---------------  ---------------------
                   IPC    IDACORP    IPC    IDACORP      IPC     IDACORP
----------------- ------- -------- ------- --------- -------- ------------
Corporate Credit   BBB+    BBB+      A3*    Baa1*      None     None
Rating
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

----------------- ------- -------- ------- --------- -------- ------------
Senior Secured      A-     None      A2*    None        A*      None
Debt
----------------- ------- -------- ------- --------- -------- ------------
Senior Unsecured   BBB      BBB      A3*    Baa1*       A-*    BBB+*
Debt
----------------- ------- -------- ------- --------- -------- ------------
Preferred Stock    BBB-    None     Baa2*   None       BBB+*    None
----------------- ------- -------- ------- --------- -------- ------------
Trust Preferred    None    BBB-      None   Baa2*      None     BBB*
Stock
----------------- ------- -------- ------- --------- -------- ------------
Short-Term         BBB/A-2 None      A3/    None       None     None
Tax-Exempt Debt                    VMIG-1*
----------------- ------- -------- ------- --------- -------- ------------
Commercial Paper   A-2      A-2      P-1*    P-2       F-1*     F-2
----------------- ------- -------- ------- --------- -------- ------------
Rating Outlook    Stable  Stable   Negative  Negative   Negative Negative
----------------- ------- -------- -------- ----------- -------- ------------

These security ratings reflect the views of the rating agencies. An explanation of the significance of these ratings may be obtained from each rating agency. Such ratings are not a recommendation to buy, sell or hold securities. Any rating can be revised upward or downward or withdrawn at any time by a rating agency if it decides that the circumstances warrant the change. Each rating should be evaluated independently of any other rating.

ITEM 9.01         FINANCIAL STATEMENTS AND EXHIBITS

     (c)  Exhibits.

          Number          Description
          Exhibit 10      Employment Agreement, dated November 24, 2004, by
                          and between IDACORP, Inc. and Luci K. McDonald.


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.


Dated: November 30, 2004

                                         IDACORP, Inc.

                                         By:/s/Darrel T. Anderson
                                               ------------------
                                                Darrel T. Anderson
                                                Senior Vice President -
                                                Administrative Services
                                                and Chief Financial Officer



                                         IDAHO POWER COMPANY

                                         By:/s/Darrel T. Anderson
                                               ------------------
                                                Darrel T. Anderson
                                                Senior Vice President -
                                                Administrative Services
                                                and Chief Financial Officer

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

                                INDEX TO EXHIBITS

Number                Description
Exhibit 10            Employment Agreement, dated November 24, 2004, by and
                      between IDACORP, Inc. and Luci K. McDonald.




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